UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 26, 2026 (May 22, 2026)

TRANSOCEAN LTD.

(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, $0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02Unregistered Sales of Equity Securities.

The information included under Item 5.03 is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

General Capital Authorization

At the 2026 Annual General Meeting of Shareholders of Transocean Ltd. (the “Company”) held on May 22, 2026 (the “AGM”) in Zug, Switzerland, shareholders of the Company approved an amendment to the Articles of Association of the Company to permit the issuance of up to 240,801,936 shares, par value U.S. $0.10 per share (“Shares”), for a term expiring on May 22, 2027. In connection with the foregoing, the Articles of Association of the Company were further amended to reflect changes in the Company’s total issued share capital resulting from the issuance of 100,000,000 Shares into treasury pursuant to the general capital authorization approved at the AGM. The Company’s Articles of Association now reflect a share capital of U.S. $130,400,968.10 divided into 1,304,009,681 fully paid registered Shares.

The issuance of Shares into treasury described above is intended to allow the Company to timely deliver Shares from time to time pursuant to the general capital authorization approved by the Company’s shareholders and is exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving a public offering.

The foregoing description of the Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Association, amended as of May 22, 2026, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference

Finance Committee Dissolution

At its meeting on May 22, 2026, the Board of Directors of the Company approved an amendment to the Organizational Regulations, to be effective as of July 1, 2026, (as amended, the “Organizational Regulations”) to reflect the dissolution of the Finance Committee.

The foregoing description of the Organizational Regulations does not purport to be complete and is qualified in its entirety by reference to the full text of the Organizational Regulations, a copy of which is filed herewith as Exhibit 3.2 and is incorporated herein by reference

.

Item 5.07Submission of Matters to a Vote of Security Holders.

At the AGM, shareholders of the Company took action on the following matters:

1.	(A) Proposal regarding the approval of the 2025 Annual Report, including the Audited Consolidated Financial Statements of the Company. for Fiscal Year 2025 and the Audited Statutory Financial Statements of the Company for Fiscal Year 2025.

For	Against	Abstain
750,552,296	2,419,638	2,287,396

This item was approved.

1.	(B) Proposal regarding the advisory vote to approve the Company’s Swiss Statutory Compensation Report for Fiscal Year 2025.

For	Against	Abstain	Broker Non-Votes
594,938,365	32,140,199	1,896,023	126,284,743

This item was approved.

1.	(C) Proposal regarding the advisory vote to approve the Company’s Swiss Statutory Report on Non-Financial Matters Report for Fiscal Year 2025.

For	Against	Abstain
747,518,602	4,689,582	3,051,146

This item was approved.

2.	Proposal regarding the discharge of the Members of the Board of Directors and the Executive Management Team from liability for activities during Fiscal Year 2025.

For	Against	Abstain	Broker Non-Votes
598,427,310	16,840,333	13,706,944	126,284,743

This item was approved.

3.	Proposal regarding the Appropriation of the Accumulated Losses for Fiscal Year 2025.

For	Against	Abstain
736,519,216	15,910,244	2,829,870

This item was approved.

4.	Proposal regarding the approval of Shares authorized for issuance.

For	Against	Abstain
689,986,288	25,485,761	39,787,281

This item was approved.

5.	Proposals regarding the election of 11 directors, each for a term extending until completion of the next Annual General Meeting.
16,971,385

Name of Nominee for Director		For	Against	Abstain	Broker Non-Votes
5A	Keelan I. Adamson	610,939,692	16,971,385	1,063,510	126,284,743
5B	Glyn A. Barker	605,583,920	22,325,035	1,065,632	126,284,743
5C	Vanessa C.L. Chang	606,554,128	21,363,480	1,056,979	126,284,743
5D	Frederico F. Curado	536,924,649	90,952,788	1,097,150	126,284,743
5E	Chadwick C. Deaton	607,198,359	20,752,986	1,023,242	126,284,743
5F	Domenic J. “Nick” Dell’Osso, Jr.	593,908,354	34,037,097	1,029,136	126,284,743
5G	Vincent J. Intrieri	609,117,881	18,811,363	1,045,343	126,284,743
5H	William F. “Bill” Lacey	612,006,783	16,028,196	939,608	126,284,743
5I	Samuel J. Merksamer	607,175,019	20,774,960	1,024,608	126,284,743
5J	Frederik W. Mohn	593,666,633	34,212,298	1,095,656	126,284,743
5K	Jeremy D. Thigpen	605,594,445	22,435,501	944,641	126,284,743

Each of the 11 persons listed above was duly elected as a director of the Company to hold office until the completion of the next Annual General Meeting.

6.	Proposal regarding the election of the Chair of the Board of Directors for a term extending until completion of the next Annual General Meeting.

Name of Chair Nominee	For	Against	Abstain	Broker Non-Votes
Jeremy D. Thigpen	605,505,060	22,409,695	1,059,832	126,284,743

Jeremy D. Thigpen was elected Chair of the Board of Directors of the Company to hold office until the completion of the next Annual General Meeting.

7.	Proposal regarding the election of the members of the Compensation Committee, each for a term extending until completion of the next Annual General Meeting.

Name of Compensation Committee Nominee	For	Against	Abstain	Broker Non-Votes
Glyn A. Barker	605,476,279	22,346,063	1,152,245	126,284,743
Vanessa C.L. Chang	606,659,268	21,153,557	1,161,762	126,284,743
Frederico F. Curado	547,602,610	80,174,728	1,197,249	126,284,743

Each of the three persons listed above was duly elected to serve as a member of the Compensation Committee of the Company to hold office until completion of the next Annual General Meeting.

8.	Proposal regarding the reelection of the independent proxy for a term extending until completion of the next Annual General Meeting.

For	Against	Abstain
748,971,747	4,256,253	2,031,330

This item was approved.

9.	Proposal regarding the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2026 and reelection of Ernst & Young Ltd, Zurich, as the Company’s Auditor for a further one-year term.

For	Against	Abstain
692,652,694	61,460,892	1,145,744

This item was approved.

10.	Proposal regarding the advisory vote to approve Named Executive Officer compensation for Fiscal Year 2026.

For	Against	Abstain	Broker Non-Votes
486,932,557	102,138,948	39,903,082	126,284,743

This item was approved.

11.	(A) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Board of Directors for the period between the 2026 Annual General Meeting and the 2027 Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
610,150,514	16,616,139	2,207,934	126,284,743

This item was approved.

11.	(B) Proposal regarding the ratification of the maximum aggregate amount of compensation of the Executive Management Team for Fiscal Year 2027.

For	Against	Abstain	Broker Non-Votes
608,443,687	18,272,663	2,258,237	126,284,743

This item was approved.

For information regarding the applicable quorum and vote standard required to vote upon and pass each matter described in this Item 5.07, please refer to the sections of the Company’s definitive proxy statement for the AGM, under the headings: “Quorum” and “Votes Required.”

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd., amended as of May 22, 2026
3.2	Organizational Regulations, as amended, to be effective as of July 1, 2026
101	Interactive data files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 26, 2026	By:	/s/ Debra Kupferman
Debra Kupferman
Authorized Person